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                             EXHIBIT 10.1

             AGREEMENT BETWEEN THUNOR INTERNATIONAL, INC.
                                 AND
                    DOTCOM INTERNET VENTURES LTD.

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EXHIBIT 10.1
------------

      AGREEMENT between Thunor International, Inc. (the "Company") and DotCom Internet Ventures Ltd. ("DIV").

      WHEREAS the Company is a development stage company that has no specific business plan and intends to merge, acquire or otherwise combine with an unidentified company (the "Business Combination");

      WHEREAS DIV assisted in the incorporation of The Company;

      WHEREAS DIV is a shareholder of the Company and desires that the Company locate a suitable target company for a Business
Combination;

      WHEREAS the Company desires that DIV assist it in locating a suitable target company for a Business Combination;

      NOW THEREFORE, it is agreed:

      1.00  ACTIONS BY DIV. DIV agrees to assist in:

      1.01 The preparation and filing with the Securities and Exchange Commission of a registration statement on Form 10-SB for the common stock of the Company;

      1.02 The location and review of potential target companies for a Business Combination and the introduction of potential candidates to the Company;

      1.03 The preparation and filing with the Securities and Exchange Commission of all required filings under the Securities
Exchange Act of 1934 until the Company enters into a Business
Combination;

      2.00 PAYMENT OF THE COMPANY'S EXPENSES. DIV agrees to pay on behalf of the Company all corporate, organizational and other costs incurred or accrued by the Company until effectiveness of a Business Combination. DIV understands and agrees that it will not be reimbursed for any payments made by it on behalf of the Company.

      3.00 INDEPENDENT CONSULTANT. DIV is not now, and shall not be, authorized to enter into any agreements, contracts or understandings on behalf of the Company and DIV is not, and shall not be deemed to be, an agent of the Company.

      4.00 USE OF OTHER CONSULTANTS. The Company understands and agrees that DIV intends to work with consultants, brokers, bankers, or others to assist it in locating business entities suitable for a Business Combination and that DIV may share with such consultants or others, in its sole discretion, all or any portion of its stock in the Company and may make payments to such consultants from its own resources for their services. The Company shall have no responsibility for all or any portion of such payments.

      5.00 DIV EXPENSES. DIV will bear its own expenses incurred in regard to its actions under this agreement.

      6.00 ARBITRATION. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will

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be resolved by arbitration before the American Arbitration
Association within the State of Pennsylvania.

      7.00 COVENANT OF FURTHER ASSURANCES. The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this agreement.

      8.00 PRIOR AGREEMENTS. This agreement constitutes the entire agreement between the parties and memorializes the prior oral agreement between the parties and all understandings between the parties pursuant to such oral agreements are recorded herein. The effective date herein is as of the earliest date of the oral agreement between the parties.

      9.00 EFFECTIVE DATE. The effective date of this agreement is as of April 10, 2001.

      IN WITNESS WHEREOF, the parties have approved and executed this agreement.


                              Thunor International, Inc.


                              /s/ William Tay
                              --------------------
                              William Tay
                              President



                              DotCom Internet Ventures Ltd.


                              /s/ William Tay
                              --------------------
                              William Tay
                              President

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